SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 3, 1997


                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

      TEXAS                 1-9580                        76-0289495
(State of other    (Commission File Number)    (IRS Employer Identification No.)
jurisdiction of
incorporation)

                        7135 ARDMORE HOUSTON, TEXAS 77054
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code(713) 747-1025

         (Former name or former address, if changed since last report.)

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ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

             On September 5, 1997, Industrial Holdings, Inc. engaged Deloitte & Touche LLP, to act as independent certified public accountants. Deloitte & Touche LLP replaces Price Waterhouse L.L.P. who resigned on May 8, 1997.


                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                                INDUSTRIAL HOLDINGS, INC.


                                                By:    S/CHRISTINE A. SMITH
                                                         CHIEF FINANCIAL OFFICER

Date:  September 5, 1997

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